SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	98-1246221 (I.R.S. Employer Identification Number)

1340 West Valley Parkway, Suite #205

Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCOA	None

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Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, Marijuana Company of America, Inc. (the “Company”) is party to a Joint Venture Agreement, dated June 15, 2018, as subsequently amended on July 6, 2018 (as amended, the “JVA”), by and among the Company and Global Hemp Group, Inc. (“GHG”).

The provisions of the JVA were previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 19, 2018 and in Note 4, “Investments” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, filed with the SEC on August 17, 2018 (the “10-Q”), in Note 10, “Related Party Transactions” in Part I, Item 1 of the 10-Q, and in Part 1, Item 2 of the 10-Q, and all of such disclosure is incorporated herein by reference.

The Company deemed the joint venture with GHG pursuant to the JVA to be fully impaired as of September 30, 2019, as previously reported in the Company’s Annual Report on Form 10-K filed with the SEC on May 14, 2020 (the “10-K”), in Part II, Item 7, “Results of Operations,” of the 10-K, with such disclosure incorporated herein by reference.

On September 28, 2020, the Company and GHG entered into a Settlement and Mutual Release Agreement (the “Agreement”), pursuant to which the parties agreed to resolve a dispute among them regarding the JVA. Under the Agreement, GHG agreed to make a lump sum payment to the Company of $200,000, with $125,000 payable no later than September 30, 2020, and $75,000 payable no later than November 15, 2020, with applicable interest, and to issue GHG common stock to the Company equal in value to $185,000 as of the date of the Agreement, or September 28, 2020, subject to a non-dilutive protection provision, and additionally, to pay the Company $10,000 to cover the Company’s legal fees relating to the Agreement by September 30, 2020. In exchange for the settlement consideration, the Company has agreed to relinquish its ownership interest in the joint venture.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
10.1	Settlement and Mutual Release Agreement	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 30, 2020

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus Quintero

Jesus Quintero

(Principal Executive Officer)

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